UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2006

Alpha Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Alpha Place, P.O. Box 2345, Abingdon, Virginia		24212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Alpha NR Holding, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-124319-17	02-0590704
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Alpha Place, P.O. Box 2345Abingdon, Virginia		24212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2006, the Compensation Committee of the Board of Directors of Alpha Natural Resources, Inc. ("ANR") approved a form of Director Deferred Compensation Agreement (the "Agreement") to allow non-employee directors, as participants in ANR’s 2005 Long-Term Incentive Plan, to defer all or a portion of the compensation payable to such directors in consideration for serving on ANR’s board of directors (the "Board") and, as applicable, committees of the Board, until the date of a distribution event as described in the Agreement. Under the Agreement, the portions of such compensation payable in shares of ANR common stock, including a one-time share grant upon beginning service on the Board and annual share grants for continued service on the Board, may be deferred in the form of share units (each unit having a value equal to the fair market value of one share of ANR common stock), and the portions of such compensation payable in cash, including annual cash retainers for service on the Board and, as applicable, service as the chairman of a committee of the Board, and per-meeting cash fees for attendance at Board meetings and, as applicable, Board committee meetings, may be deferred in the form of share units or cash, at the director’s election. The form of Director Deferred Compensation Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of Director Deferred Compensation Agreement for Alpha Natural Resources, Inc. 2005 Long-Term Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

August 3, 2006	By:	Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, General Counsel and Secretary

Alpha NR Holding, Inc.

August 3, 2006	By:	Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Director Deferred Compensation Agreement for Alpha Natural Resources, Inc. 2005 Long-Term Incentive Plan